EXHIBIT 10.22

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
______________________________________________________________________________________________
             |  LOAN NUMBER     ACCT. NUMBER    NOTE DATE       NOTE AMOUNT     MATURITY DATE|
PRIOR        |                                                                               |
OBLIGATION   |   892-5542        111133238      07/05/02      $3,250,000.00       07/10/03   |
INFORMATION  |                                                                               |
_____________|_______________________________________________________________________________|
             |  LOAN NUMBER     ACCT. NUMER       MODIFICATION DATE           NEW NOTE AMOUNT|
             |                                                                               |
             |   892,5542        111133238          06/13/03                    3,250,000.00 |
             |                                                                               |
AMENDED      |  NEW MATURITY DATE               NEW INTEREST RATE               INITALS      |
OBLIGATION   |                                                                               |
INFORMATION  |     07/16/13                         5.250%                       JTJ         |
             |                                                                               |
             |                 Creditor Use Only                                             |
_____________|_______________________________________________________________________________|



                          DEBT MODIFICATION AGREEMENT
______________________________________________________________________________________________
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DATE AND PARTIES.  The date of this Debt Modification Agreement (Modification)
is June 13, 2003.  The parties and their addresses are:

        LENDER:
          FIRSTBANK OF TECH CENTER
          5105 South DTC Parkway
          Greenwood Village, Colorado 80111
          Telephone:  (303) 694-1000

        BORROWER:
          ASPENBIO, INC.
          a Corporation
          1585 South Perry Street
          Castle Rock, Colorado  80104

          ROGER D. HURST
          1749 South Peak View Drive
          Castle Rock, Colorado 80109

1. DEFINITIONS.  In this Modification, these terms have the following meanings:
     A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns. "You" and "your" refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquired an interest in the Modification or Prior Obligation.
     B. Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described about in the AMENDED OBLIGATION INFORMATION section.
     C. Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.
     D. Modification. Modification refers to this Debt Modification Agreement.
     E. Prior Obligation. Prior Obligation refers to my existing agreement described about in the PRIOR OBLIGATION INFORMATION section, and any previous extensions, renewals, modifications or substitutions of it.

2. BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding unpaid balance of the Prior Obligation is $3,250,000.00. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

3. TERMS.  The Prior Obligation is modified as follows:
A. Interest. Our agreement for the payment of interest is modified to read:
     (1) INTEREST. Interest will accrue on the unpaid Principal balance of this loan at the rate of 5.250 percent (Interest Rate) until June 14, 2003, after which time it may change as described in the Variable Rate subsection.
          (a) Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this loan or obligation will be limited to the Maximum Lawful amount of interest allowed by state of federal law. Amounts collected in excess of the Maximum Lawful Amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.
          (b) Statutory Authority. Any amount assessed or collected on this loan is authorized by the Colorado usury laws under Colo. Rev. Stat.ss5-12-107.
          (c) Accrual. During the scheduled term of this Loan Interest accrues using an Actual/360 days counting method.
          (d) Variable Rate. The Interest Rate may change during the term of this transaction.

               (1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: Wall Street Journal Prime Rate.
               The Current Index is the most recent Index figure available on each Change Date. You do not guaranty by selecting this Index. or the margin that the Interest Rate on this loan will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this index is no longer available you will substitute a similar index. You will give me notice of your choice.
               (2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change June 14, 2003 and daily thereafter.
               (3) Calculation of Change. On each Change Date, you will calculate the Interest Rate, which will be the Current Index plus
               1.000 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on

________________________________________________________________________________
AspenBio, Inc.                                                    Initials _____
Debt Modification Agreement                                               Page 1

SIGNATURES. By signing, Grantor agrees to the terms and covenants contained in the Modification. Grantor also acknowledges receipt of a copy of this Modification.

GRANTOR:

        AspenBio, Inc.
                By
                  --------------------------
                  Roger D. Hurst, President

LENDER:

        FirstBank of Tech Center
                By
                   --------------------------------------
                   Joel T. Johnson, Senior Vice President

ACKNOWLEDGEMENT.
(Business or Entity)

_________________ OF _________________, ______________ OF _________________ ss.
This instrument was acknowledged before me this ___________ day of _____________ by Roger D. Hurst - President of AspenBio, Inc. a corporation, on behalf of the corporation.

                        My commission expires:  ____________________________
                                                    Notary Public

(Lender Acknowledgement)

_________________ OF _________________, ______________ OF _________________ ss.
This instrument was acknowledged before me this ___________ day of _____________ by Joel T. Johnson - Senior Vice President of FirstBank of Tech Center, a corporation, on behelf of the corporation.


                        My commission expires:  ____________________________
                                                    Notary Public


                                     [COPY]







AspenBio, Inc.                                                    Initials _____
Debt Modification Agreement                                               Page 2
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               each Change Date. Interest Rate and other charges on this loan.
               To never exceed the highest rate or charge allowed by law for this loan
               (4) Effect Of Variable Rate. A change in the Interest Rate will have the following effect of the payments. The amount of scheduled payments and the amount of the final payment will change.

B. Maturity and Payments. The maturity and payment provisions are modified to read:
     (1) PAYMENT. I agree to pay this loan in installments of accrued interest beginning July 16, 2003, and then on the 15th day of each month thereafter, I agree to pay the entire unpaid Principal and any accrued but unpaid interest on July 16, 2013.
     Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.
C. Fees and Charges. As additional consideration for your consent to enter into this Modification Agreement, I agree to pay, or have paid these additional fees and charges.
     (1) Nonrefundable fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this loan before the scheduled maturity date.

          Title Insurance. A(n) Title Insurance fee of $412.00 payable form separate funds on or before today's date.
          SBA Guarantee Fee. A(n) SBA Guarantee Fee fee of $9,974.63 payable from separate funds on or before today's date.
          Recording - Mortgage. A(n) Recording - Mortgage fee of $16.00 payable from separate funds on or before today's date.
          Loan Origination. A(n) Loan Origination fee of $9,925.00 to be financed in See #7
          Flood Determination. A(n) Flood Determination fee of $7.00 payable from separate funds on or before today's date.

D. Prepayment Change. Conditions for the prepayment of this loan are modified to read:

     (1) I may prepay this Loan under the following terms and conditions. If the principal balance of this note is paid down note than 33% below the scheduled principal reduction balance at any time prior to maturity, a prepayment penalty will be assessed at such time in an amount equal to 1% of the aggregate sum of the prepayments. however, no prepayment penalty will be assessed for any payment that is made within the twelve(12) month period prior to maturity of this note. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

E. Insurance. I understand and agree that any insurance premiums paid to insurance companies as part of this Amended Obligation will involve money retained or paid to you as commissions or other remuneration.

     (1) Flood Insurance. Flood insurance is not required. I may obtain flood insurance from anyone I want that is reasonably acceptable to you.

4. CONTINUATION OF TERMS. Except as specifically amended by this Modification, all of the terms of the Prior Obligation shall remain in full force and effect.

5. WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms under the Prior Obligation unless released in writing by you.

6. REASON FOR MODIFICATION. Modify and Extend to Interest only variable rate loan until SBA paydown is received. It will then modify to a variable rate balloon loan.

7. ADDITIONAL TERMS. See attached Exhibit A incorporated herein by reference.

8. SIGNATURES. By signing, I agree to the terms contained in the Modification. I also acknowledge receipt of a copy of this Modification.

        BORROWER:

             AspenBio, Inc.

                By________________________________
                  Roger D. Hurst, President


              ____________________________________
              Roger D. Hurst
              Individually

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The following Exhibit A refers to and becomes a part of the Promissory Note modification dated June 13, 2003 from AspenBio, Inc. and Roger D. Hurst to FirstBank of Tech Center.


                                    EXHIBIT A

The following terms relate to the rate and repayment terms as of July 16, 2003.

The interest rate and repayment terms will automatically adjust on July 16, 2003, the day SBA funds in the amount of $1,265,000.00, will be received. The outstanding principal balance will be paid down with the SBA funds, with the FirstBank of Tech Center 0.50% fee financed in, making the outstanding balance, on July 16, 2003, 1,994,925. The loan will be amortized over 300 months, maturing in 120 months. ($3,250,000 loan balance minus $1,265,000 SBA funds plus $9,925 FirstBank of Tech Center fee equals $1,994,925).

Interest Rate: A variable rate of 3.25% per annum over the Index Rate indicated below. Any change in he interest rate resulting from a change in the Index Rate will be effective on July 16, 2008. The minimum interest rate on this note, after the initial interest rate adjustment date, shall not be less than 7.00% per annum.

The Index Rate used for the Note shall be: 5 Year Treasury Index: the weekly average yield on United States Treasury securities adjusted to a constant maturity of 5 years, as most recently made available by the Federal Reserve Board as of the interest rate change date.

Payment Schedule as of July 16, 2003: Amortization to begin with 1st payment due August 16, 2003. Payments amortized over 300 months with the balloon payment due July 16, 2013.

As of the date of this note, June 13, 2003, one interest only payment is due on July 16, 2003. The rate is variable, Wall Street Journal Prime Rate, plus 1%. Amortization terms, as referenced above, begin July 16, 2003.